Robinhood Securities, LLC - Held NMS Stocks and Options Order Routing Public Report

Generated on Thu Oct 27 2022 16:04:08 GMT-0400 (Eastern Daylight Time)

3rd Quarter, 2022

July 2022

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	26.48	16.23	9.16	48.13

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	50.75	44.81	44.31	46.76	56.94	122,343.09	27.6573	63,861.81	26.2261	10,861.21	20.9597	245,334.30	62.3787
Virtu Americas, LLC	35.93	29.67	30.33	28.68	42.65	101,496.48	77.0145	58,525.79	77.8161	8,169.57	59.1102	185,015.31	123.9433
Jane Street Capital	7.67	14.72	15.05	13.70	0.16	103,846.96	62.9743	53,714.46	59.9718	9,234.20	45.0797	2,612.46	62.7044

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

Virtu Americas, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

Jane Street Capital:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

July 2022

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	23.43	19.34	8.29	48.94

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	47.19	38.31	35.27	38.57	57.60	1,185,147.93	18.2388	606,557.82	12.7642	108,849.89	16.4084	1,487,267.10	14.5902
Virtu Americas, LLC	33.28	25.01	25.34	25.17	41.76	605,292.25	17.1417	318,363.06	10.6458	62,885.24	14.4003	815,693.21	11.4371
Jane Street Capital	12.86	23.70	27.03	23.49	0.27	993,511.63	16.5846	512,004.87	10.5170	95,637.39	14.9199	29,179.10	19.3668

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

Virtu Americas, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

Jane Street Capital:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

July 2022

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.22	29.28	48.25	22.26

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	35.16	36.95	35.56	35.48	33.94	34,253.70	56.7321	6,781,074.45	54.3783	4,078,423.80	56.1962	1,165,503.65	51.1481
Wolverine Execution Services, LLC	25.37	24.29	24.22	25.72	26.11	20,449.30	54.0215	4,275,093.75	51.8175	2,946,600.75	54.2253	974,625.75	50.3264
Global Execution Brokers, LP	15.94	16.65	17.19	14.87	16.58	19,347.45	48.4037	4,118,746.45	49.4534	2,166,620.35	49.9668	690,601.30	46.2540
Matrix Executions, LLC / Simplex Trading, LLC	10.64	9.91	10.10	11.07	10.45	9,727.10	56.8703	1,751,677.55	58.8249	1,128,393.15	60.3276	375,587.00	56.9093
Morgan Stanley & Co., LLC	8.97	8.89	9.06	8.89	9.02	9,372.25	50.6116	1,771,549.25	51.3960	1,044,284.65	53.2099	409,300.45	48.5834

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

Wolverine Execution Services, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

Global Execution Brokers, LP:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

Matrix Executions, LLC / Simplex Trading, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

Morgan Stanley & Co., LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

August 2022

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	26.40	16.71	8.92	47.96

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	43.27	32.01	32.88	33.38	54.94	111,402.39	26.9585	59,724.83	25.8324	10,818.20	22.1562	243,619.66	61.9789
Virtu Americas, LLC	35.35	26.77	28.12	26.74	44.20	121,958.01	89.4913	76,459.03	92.9767	10,339.74	61.0105	201,205.20	131.5130
G1 Execution Services, LLC	14.84	28.68	27.76	28.09	0.26	101,015.29	53.3368	56,683.31	53.9742	9,273.85	42.3382	3,659.64	67.4048

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

Virtu Americas, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

G1 Execution Services, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

August 2022

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	24.46	20.58	7.77	47.19

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	39.04	30.43	29.28	30.55	49.16	1,739,261.40	22.5469	981,810.21	17.4734	177,446.74	22.0871	2,603,078.48	21.4222
Virtu Americas, LLC	38.72	28.48	29.01	29.16	49.83	1,165,140.31	24.9343	651,411.74	17.2005	129,915.23	24.6590	1,774,440.40	19.4089

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Jane Street Capital	11.92	21.57	23.25	22.19	0.29	1,525,575.05	22.8480	888,435.08	16.7404	166,086.54	22.2294	61,002.72	31.6785
G1 Execution Services, LLC	5.23	10.19	9.44	9.49	0.12	420,139.38	16.5755	249,986.69	12.9684	41,033.21	14.2182	15,376.88	19.1045

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

Virtu Americas, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

Jane Street Capital:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

G1 Execution Services, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

August 2022

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.06	31.87	47.90	20.17

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Matrix Executions, LLC / Simplex Trading, LLC	29.18	31.73	27.78	30.39	28.49	4,510.65	62.1387	6,741,804.05	56.8252	3,898,851.80	58.9073	1,049,950.75	53.3426
CITADEL SECURITIES LLC	18.81	18.35	19.62	18.28	18.81	4,119.65	51.8065	6,280,369.35	55.1903	3,488,042.30	56.8971	997,102.25	51.2022

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Wolverine Execution Services, LLC	18.43	18.57	17.74	18.81	18.60	3,915.15	53.0508	4,570,727.80	54.3057	2,781,802.25	56.1426	839,184.40	51.3975
Dash/IMC Financial Markets	14.79	10.57	15.20	14.56	14.70	2,196.45	67.1287	4,017,500.85	53.5768	2,172,521.75	55.3041	596,683.40	50.1837
Global Execution Brokers, LP	10.82	12.63	11.49	10.14	11.36	3,927.65	44.9028	4,119,265.05	51.1906	1,981,030.00	52.0014	602,355.80	46.6566
Morgan Stanley & Co., LLC	7.97	8.15	8.16	7.81	8.04	930.65	47.7501	2,360,143.05	52.3174	1,268,346.15	54.1075	430,369.40	47.6485

Material Aspects:

Matrix Executions, LLC / Simplex Trading, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

Wolverine Execution Services, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

Dash/IMC Financial Markets:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

Global Execution Brokers, LP:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

Morgan Stanley & Co., LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

September 2022

S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	26.17	19.05	8.83	45.95

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	42.66	34.66	36.90	35.66	50.95	90,500.97	24.1267	52,948.12	22.6852	7,768.46	17.6648	160,326.15	51.5366
Virtu Americas, LLC	39.97	32.79	32.70	32.64	48.48	66,212.54	48.7150	38,276.70	45.6677	5,177.83	34.1368	133,497.44	105.8793
G1 Execution Services, LLC	11.10	20.63	19.96	20.66	0.16	57,326.96	41.0079	31,932.50	37.9275	4,696.87	28.6378	1,769.19	42.5032

Material Aspects:

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

Virtu Americas, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

G1 Execution Services, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

September 2022

Non-S&P 500 Stocks

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	23.42	20.16	8.10	48.32

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Virtu Americas, LLC	39.32	28.53	28.33	29.31	50.82	534,343.15	20.6958	311,159.93	13.7756	61,044.91	19.5185	854,370.16	16.2815
CITADEL SECURITIES LLC	38.85	29.98	29.91	29.69	48.40	890,120.22	16.0674	518,389.45	11.9490	92,125.28	14.7614	1,288,281.34	15.1076

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Jane Street Capital	11.75	21.46	23.86	22.19	0.24	900,303.82	20.6509	513,811.63	13.7776	105,221.12	20.6497	37,957.96	29.3733
G1 Execution Services, LLC	5.98	12.19	10.64	11.28	0.13	253,429.22	13.5105	152,285.72	9.8868	25,374.49	10.2309	9,365.12	13.5691

Material Aspects:

Virtu Americas, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

Jane Street Capital:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

G1 Execution Services, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The amounts above represent payments received by Robinhood Securities. Robinhood Securities receives payment from this venue for routing equity order flow to it. The payment varied based upon a fixed percentage of the spread between the National Best Bid and National Best Offer for the security at the time of order execution. The fixed percentage is the same for all non-exchange third-party market centers to which Robinhood Securities routes equity order flow.

September 2022

Options

Summary

Non-Directed Orders as % of All Orders	Market Orders as % of Non-Directed Orders	Marketable Limit Orders as % of Non-Directed Orders	Non-Marketable Limit Orders as % of Non-Directed Orders	Other Orders as % of Non-Directed Orders
100.00	0.03	32.54	46.87	20.55

Venues

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
Matrix Executions, LLC / Simplex Trading, LLC	35.79	38.42	34.00	37.75	34.17	2,738.85	60.8904	6,661,369.60	55.4046	3,763,742.40	57.1824	1,096,540.00	52.3975
Wolverine Execution Services, LLC	15.72	17.15	15.62	15.56	16.23	2,629.35	60.2924	3,376,682.55	50.4233	1,979,042.00	51.7807	680,443.65	47.7420

Venue - Non-directed Order Flow	Non-Directed Orders (%)	Market Orders (%)	Marketable Limit Orders (%)	Non-Marketable Limit Orders (%)	Other Orders (%)	Net Payment Paid/Received for Market Orders(USD)	Net Payment Paid/ Received for Market Orders(cents per hundred shares)	Net Payment Paid/ Received for Marketable Limit Orders(USD)	Net Payment Paid/ Received for Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/ Received for Non-Marketable Limit Orders(USD)	Net Payment Paid/ Received for Non-Marketable Limit Orders(cents per hundred shares)	Net Payment Paid/Received for Other Orders(USD)	Net Payment Paid/ Received for Other Orders(cents per hundred shares)
CITADEL SECURITIES LLC	15.68	14.42	15.99	15.35	15.95	5,927.50	73.6610	4,295,428.65	51.8633	2,481,235.25	53.5260	833,478.10	48.3697
Dash/IMC Financial Markets	14.28	13.71	14.69	13.88	14.55	1,049.75	48.0655	3,337,342.20	48.4630	1,752,011.20	49.5740	594,573.65	45.1993
Global Execution Brokers, LP	10.65	8.98	11.49	9.86	11.12	1,164.05	47.7461	3,096,323.20	47.9655	1,499,829.00	48.0745	548,587.45	44.6396
Morgan Stanley & Co., LLC	7.88	7.31	8.21	7.61	7.99	597.25	51.8897	1,900,480.15	49.0287	1,013,796.45	50.3038	391,359.20	44.9586

Material Aspects:

Matrix Executions, LLC / Simplex Trading, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

Wolverine Execution Services, LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

CITADEL SECURITIES LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

Dash/IMC Financial Markets:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

Global Execution Brokers, LP:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

Morgan Stanley & Co., LLC:
Revenue that Robinhood Securities receives from third-party market centers is shared with Robinhood Financial LLC pursuant to a revenue and cost allocation agreement. The venues each pay Robinhood based on the same schedule. The schedules vary by groups of symbols. Differences in average payments among venues are due to the mix of symbols executed at each venue.

With respect to each section of this report, provided pursuant to SEC Regulation NMS Rule 606(a), the SEC has exempted broker-dealers from disclosing execution venues that received less than 5% of the non-directed orders covered by the section, provided that the section discloses the execution venues that, in aggregate, received at least 90% of such non-directed orders.

Prior reports, as well as the XML version of this report, can be found at: https://public.s3.com/rule606/hood/